SUPPLEMENT DATED OCTOBER 9, 2003 TO THE PROSPECTUS

DATED MAY 1, 2003

JNL® SERIES TRUST

For the Putnam/JNL Midcap Growth Fund, the last paragraph in the section entitled “The Sub-Adviser and Portfolio Management” should be deleted and replaced in its entirety with the following paragraph:

The Fund is managed by the Mid Cap Growth team at Putnam. The team is headed by Justin Scott, Managing Director and Head of the Specialty Growth, Mid-Cap Growth, and Small and Mid-Cap Core teams at Putnam. A member of Putnam’s Management, Executive and Capital Markets Committees, Mr. Scott has 22 years of investment experience. He joined Putnam in 1988 as a Portfolio Manager.

This Supplement is dated October 9, 2003.

(To be used with VC4224 Rev. 8/03, VC5526 Rev. 5/03, VC3656 Rev. 5/03, VC3657 Rev. 5/03, VC3723 Rev. 5/03, NV3174CE Rev. 5/03, NV3784 Rev. 5/03, NV4224 Rev.9/03, NV5526 Rev.5/03, HR105 Rev. 5/03, and VC2440 Rev. 5/03.)

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